UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2021

DELUXE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

MN	1-7945	41-0216800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3680 Victoria St. N.

Shoreview, MN 55126-2966

(Address of principal executive offices and zip code)

(651)  483-7111

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	DLX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 17, 2021, Deluxe Corporation, a Minnesota corporation (the “Company”), announced that it intends to offer, subject to market conditions and other factors, $500 million aggregate principal amount of senior unsecured notes due 2029 (the “Notes”) to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act (the “Offering”). The Company intends to use the net proceeds from the Offering to fund a portion of the purchase price of its pending acquisition of FAPS Holdings, Inc. (together with its subsidiaries, “FAPS”, and such acquisition, the “FAPS Acquisition”). The FAPS Acquisition is expected to close in the second quarter of 2021, subject to customary closing conditions.

A copy of the press release announcing the Offering is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In the preliminary offering memorandum that is being disseminated in connection with the Offering, the Company is providing prospective investors the following information that has not been previously publicly reported:

(i) audited consolidated financial statements and related notes of FAPS, as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019, which are furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference;

(ii) unaudited consolidated financial statements and related notes of FAPS, as of and for the three months ended March 31, 2021, and for the three months ended March 31, 2020, which are furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference;

(iii) unaudited pro forma condensed combined balance sheet as of March 31, 2021, unaudited pro forma condensed combined statement of income for the year ended December 31, 2020 and the three months ended March 31, 2021, and unaudited condensed combined pro forma statement of income for the twelve months ended March 31, 2021, of the Company and its subsidiaries, which are furnished as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference;

(iv) an update to the Company’s risk factors from its Annual Report on Form 10-K for the year ended December 31, 2020 and risk factors relating to the Company’s indebtedness and the FAPS Acquisition, which are furnished as Exhibit 99.5 to this Current Report on Form 8-K and incorporated herein by reference; and

(v) certain other information, which is furnished as Exhibit 99.6 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Cautionary Statement Regarding Forward-Looking Statements

Statements made in this Current Report on Form 8-K concerning the Company, the Company’s or management’s intentions, expectations, outlook or predictions about future results or events, including the assumptions underlying the unaudited pro forma condensed consolidated financial information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management’s current intentions or beliefs and are subject to risks and uncertainties that could cause actual results or events to vary from stated expectations, which variations could be material and adverse. Factors that could produce such a variation include, but are not limited to, the following: potential continuing negative impacts from pandemic health issues, such as the coronavirus / COVID-19, along with the impact of government restrictions or similar directives on our future results of operations, the Company’s future financial condition and the Company’s ability to continue business activities in affected regions; the impact that further deterioration or prolonged softness in the economy may have on demand for the Company’s products and services; the Company’s ability to execute its transformational strategy and to realize the intended benefits; the inherent unreliability of earnings, revenue and cash flow predictions due to numerous factors, many of which are beyond the Company’s control; declining demand for the Company’s checks, check-related products and services and business forms; risks that the Company’s strategies intended to drive sustained revenue and earnings growth, despite the continuing decline in checks and forms, are delayed or unsuccessful; intense competition; continued consolidation of financial institutions and/or additional bank failures, thereby reducing the number of potential customers and referral sources and increasing downward pressure on the Company’s revenue and gross profit; the risk that the proposed FAPS Acquisition and/or any other future acquisitions will not be consummated; risks that any such acquisitions do not produce the anticipated results or synergies; risks that the Company’s cost reduction initiatives will be delayed or unsuccessful; performance shortfalls by one or more of the Company’s major suppliers, licensors or service providers; unanticipated delays, costs and expenses in the development and marketing of products and services, including web services and financial technology and treasury management solutions; the failure of such products and services to deliver the expected revenues and other financial targets; risks related to security breaches, computer malware or other cyber-attacks; risks of interruptions to the Company’s website operations or information technology systems; risks of unfavorable outcomes and the costs to defend litigation and other disputes; and the impact of governmental laws, regulations or investigations. The unaudited pro forma condensed consolidated financial information contained in this Current Report on Form 8-K is for illustrative purposes only and is based on various adjustments and assumptions, and is not necessarily an indication of the financial condition or the results of operations of the Company that would have been achieved had the FAPS Acquisition been completed as of the date indicated or that may be achieved in the future. The Company’s forward-looking statements speak only as of the time made, and management assumes no obligation to publicly update any such statements. Additional information concerning these and other factors that could cause actual results and events to differ materially from the Company’s current expectations are contained in the Company’s Form 10-K for the year ended December 31, 2020 and in the Company’s Form 10-Q for the quarter ended March 31, 2021. The Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release, dated May 17, 2021, Deluxe Announces Senior Notes Offering
99.2	Audited consolidated financial statements and related notes of FAPS, as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019
99.3	Unaudited consolidated financial statements and related notes of FAPS as of and for the three months ended March 31, 2021 and for the three months ended March 31, 2020
99.4	Unaudited pro forma condensed combined financial information of the Company and its subsidiaries
99.5	Risk factors
99.6	Certain information being provided to potential investors in the Offering
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2021	DELUXE CORPORATION

	By:	/s/ Jeffrey L. Cotter
	Name:	Jeffrey L. Cotter
	Title:	Chief Administrative Officer, Senior Vice President and General Counsel